UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2011

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13495	04-3361982
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

404 Wyman Street, Suite 400, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 487-7600

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Mac-Gray Corporation (the “Company”) held its annual meeting of stockholders on May 18, 2011 (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment to the Mac-Gray Corporation 2009 Stock Option and Incentive Plan (the “2009 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the 2009 Plan from 2,300,000 to 4,100,000. A copy of the amendment to the 2009 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on May 18, 2011, the Company’s stockholders voted upon the following six matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 21, 2011 (the “Proxy Statement”):

1.  Election of three directors to hold office until the annual meeting of stockholders to be held in 2014 or until their respective successors are duly elected and qualified;

2.  Approval of an amendment to the 2009 Plan to increase the number of shares of the Company’s common stock authorized for issuance under such plan from 2,300,000 to 4,100,000;

3.  Approval of a non-binding stockholder proposal to declassify the Company’s Board of Directors;

4.  Approval, on a non-binding, advisory basis, of the overall compensation of the Company’s named executive officers;

5.  Recommendation, on a non-binding, advisory basis, on the frequency of executive compensation voting; and

6.  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011.

The votes cast with respect to the election of directors are as follows:

Director	Votes For	Withheld

Thomas Bullock	8,330,541	2,433,620

William Meagher, Jr.	8,365,452	2,398,709

Alastair Robertson	8,331,841	2,432,320

Richard Drexler	2,256,769	253,606

Michael J. Soenen	2,425,674	84,701

Benjamin Kovler	2,274,483	235,892

There were no broker non-votes on this matter.  Each of Thomas Bullock, William Meagher Jr. and Alastair Robertson were elected as Class II directors, each to hold office until the Company’s annual meeting of stockholders to be held in 2014 and until such director’s successor is duly elected and qualified.

The amendment to the 2009 Plan to increase the number of shares of the Company’s common stock authorized for issuance under such plan from 2,300,000 to 4,100,000 was approved and the results of the vote were as follows:

For: 7,216,633	Against: 5,941,220	Abstain: 116,683

There were no broker non-votes on this matter.

The stockholder proposal to declassify the Company’s Board of Directors was approved and the results of the vote were as follows:

For: 7,361,091	Against: 5,909,935	Abstain: 3,510

There were no broker non-votes on this matter.

The proposal to approve, on a non-binding, advisory basis, the overall compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved and the results of the vote were as follows:

For: 11,586,269	Against: 1,670,785	Abstain: 17,482

There were no broker non-votes on this matter.

The stockholders voted to recommend, on a non-binding, advisory basis, that votes on executive compensation be held every year and the results of the vote were as follows:

3 years: 443,532	2 years: 5,535,660	1 year: 7,260,882	Abstain: 34,462

There were no broker non-votes on this matter.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011 was approved and the results of the vote were as follows:

For: 13,095,205	Against: 162,803	Abstain: 16,528

There were no broker non-votes on this matter.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

10.1	Amendment No. 2 to the Mac-Gray Corporation 2009 Stock Option and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date: May 24, 2011	By:	/s/ Michael J. Shea
		Name:	Michael J. Shea
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to the Mac-Gray Corporation 2009 Stock Option and Incentive Plan